SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 19, 2012 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                      Entry into a Material Definitive Agreement

On December 19, 2012, Radio One, Inc., a Delaware corporation (the “Company” or the “Borrower”), entered into a certain First Amendment to Credit Agreement (the “First Amendment”), dated as of December 19, 2012, by and among the Company, the subsidiary guarantors listed on the signature pages thereto, the lenders party thereto (the “Consenting Lenders”), and Credit Suisse AG (“Credit Suisse”), as administrative agent and as collateral agent.   As further described below, the First Amendment amended certain terms and covenants of that certain Credit Agreement, dated as of March 31, 2011 (the “Credit Agreement”) by and among the Company, various lenders from time to time party thereto (the “Lenders”) and  Credit Suisse, as administrative agent and as collateral agent.  Unless otherwise defined herein, all capitalized terms used herein and in the First Amendment are in the Credit Agreement.

A. Effects of First Amendment to Credit Agreement

Certain Definitions.  The First Amendment revised certain definitions provided in the Credit Agreement as set forth below:

1. The definition of “Applicable Soft Call Percentage” in Section 1.01 of the Credit Agreement was amended by deleting that definition in its entirety and inserting the following new definition in lieu thereof:

“Applicable Soft Call Percentage” shall mean, with respect to any prepayment or repayment of Term Loans of the type described in Section 4.01(f) or the effectiveness of any Repricing Transaction made or consummated during any period, (i) in the case of the period from and after the Initial Borrowing Date to but excluding the first anniversary of the Initial Borrowing Date, 3%, (ii) in the case of the period from and after the first anniversary of the Initial Borrowing Date to but excluding September 30, 2014, 2%, (iii) in the case of the period from and after September 30, 2014 to but excluding the fourth anniversary of the Initial Borrowing Date, 1%, and (iv) at any time on or after the fourth anniversary of the Initial Borrowing Date, 0%.

The effect of this definitional change was a six-month extension of the Credit Agreement’s 102 call premium to September 2014 while reducing the time for the 101 soft call premium from one year to six months.

2. The definition of “Consolidated Net Indebtedness” in Section 1.01 of the Credit Agreement was amended by deleting the dollar amount “$25,000,000” appearing in that definition and inserting the dollar amount “$35,000,000” in lieu thereof.   The effect of this definitional change was to increase the amount of cash the Company can net for determining its Consolidated Net Indebtedness from $25 million to $35 million.

3. The definition of “Consolidated Net Senior Secured Indebtedness” in Section 1.01 of the Credit Agreement was amended by deleting the dollar amount “$25,000,000” appearing in that definition and inserting the dollar amount “$35,000,000” in lieu thereof. The effect of this definitional change was to increase the amount of cash the Company can net for determining its Consolidated Net Senior Secured Indebtedness from $25 million to $35 million.

Revision of Financial Covenants.  The First Amendment revised certain financial covenants provided in the Credit Agreement as set forth below:

                1. The Interest Coverage Ratio set forth in the Credit Agreement was revised to provide that the Borrower will not permit the Interest Expense Coverage Ratio for any Test Period ending on the last day of any Fiscal Quarter of the Borrower set forth below to be less than the ratio set forth opposite such Fiscal Quarter below:

Fiscal Quarter Ending	Ratio
September 30, 2012	1.25:1.00
December 31, 2012	1.10:1.00
March 31, 2013	1.10:1.00
June 30, 2013	1.10:1.00
September 30, 2013	1.10:1.00
December 31, 2013	1.10:1.00
March 31, 2014	1.20:1.00
June 30, 2014	1.20:1.00
September 30, 2014	1.20:1.00
December 31, 2014	1.25:1.00
March 31, 2015	1.25:1.00
June 30, 2015	1.25:1.00
September 30, 2015	1.25:1.00
December 31, 2015 and the last day of each Fiscal Quarter of the Borrower thereafter	1.50:1.00

               2. The Leverage ratios set forth in the Credit Agreement were revised to provide that (a) the Borrower will not permit the Total Senior Secured Leverage Ratio on the last day of any Fiscal Quarter of the Borrower set forth below to be greater than the ratio set forth opposite such Fiscal Quarter below:

Fiscal Quarter Ending	Ratio
September 30, 2012	4.50:1.00
December 31, 2012	4.50:1.00
March 31, 2013	4.50:1.00
June 30, 2013	4.50:1.00
September 30, 2013	4.50:1.00
December 31, 2013	4.50:1.00
March 31, 2014	4.25:1.00
June 30, 2014	4.25:1.00
September 30, 2014	4.00:1.00
December 31, 2014	3.75:1.00
March 31, 2015	3.25:1.00
June 30, 2015	3.25:1.00
September 30, 2015	3.25:1.00
December 31, 2015 and the last day of each Fiscal Quarter of the Borrower thereafter	2.75:1.00

                 and (b) the Borrower will not permit the Total Leverage Ratio on the last day of any Fiscal Quarter of the Borrower set forth below to be greater than the ratio set forth opposite such Fiscal Quarter below:

Fiscal Quarter Ending	Ratio
September 30, 2012	8.50:1.00
December 31, 2012	8.50:1.00
March 31, 2013	8.50:1.00
June 30, 2013	8.50:1.00
September 30, 2013	8.50:1.00
December 31, 2013	8.50:1.00
March 31, 2014	8.25:1.00
June 30, 2014	8.25:1.00
September 30, 2014	8.00:1.00
December 31, 2014	7.50:1.00
March 31, 2015	6.50:1.00
June 30, 2015	6.50:1.00
September 30, 2015	6.50:1.00
December 31, 2015 and the last day of each Fiscal Quarter of the Borrower thereafter	6.00:1.00.

This summary of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the text of such agreements, which are attached hereto as Exhibit 10.1 and are incorporated by reference.

This Form 8-K and the First Amendment attached as Exhibit 99.1 do not constitute an offer to purchase any securities or a solicitation of an offer to sell any securities.

Cautionary Information Regarding Forward-Looking Statements

This Form 8-K and the press release attached as Exhibit 99.1 contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements represent management’s current expectations and are based upon information available to the Company at the time of this Form 8-K and press release. These forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company’s control, that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Important factors that could cause actual results to differ materially are described in the Company’s reports on Forms 10-K/A, 10Q/A and 10-Q and other filings with the SEC.

ITEM 9.01.                      Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	First Amendment to Credit Agreement dated as of December 19, 2012.

99.1	Press Release dated December 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
December 19, 2012	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer